Exhibit 10.1

$20,000,000.00

AMENDMENT NO. 6 TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

originally dated as of March 25, 2004 by and among

THE ENSIGN GROUP, INC., ENSIGN WHITTIER WEST LLC,

ENSIGN WHITTIER EAST LLC, ENSIGN SANTA ROSA LLC, ENSIGN PANORAMA LLC,
ENSIGN SABINO LLC, ENSIGN SAN DIMAS LLC, ENSIGN MONTGOMERY LLC,

ENSIGN PALM I LLC, ENSIGN SONOMA LLC, ENSIGN CLOVERDALE LLC,

ENSIGN WILLITS LLC, ENSIGN PLEASANTON LLC,

24TH STREET HEALTHCARE ASSOCIATES LLC,

GLENDALE HEALTHCARE ASSOCIATES LLC,

ATLANTIC MEMORIAL HEALTHCARE ASSOCIATES, INC.,

ROSE PARK HEALTHCARE ASSOCIATES, INC.,

LEMON GROVE HEALTH ASSOCIATES LLC,

PRESIDIO HEALTH ASSOCIATES LLC, BELL VILLA CARE ASSOCIATES LLC,

DOWNEY COMMUNITY CARE LLC, COSTA VICTORIA HEALTHCARE LLC,

WEST ESCONDIDO HEALTHCARE LLC, REDBROOK HEALTHCARE ASSOCIATES LLC,

HB HEALTHCARE ASSOCIATES LLC, NORTH MOUNTAIN HEALTHCARE LLC,

PARK WAVERLY HEALTHCARE LLC, SUNLAND HEALTH ASSOCIATES LLC,

VISTA WOODS HEALTH ASSOCIATES LLC, CITY HEIGHTS HEALTH ASSOCIATES LLC,

CLAREMONT FOOTHILLS HEALTH ASSOCIATES LLC,

C STREET HEALTH ASSOCIATES LLC, VICTORIA VENTURA HEALTHCARE LLC

RADIANT HILLS HEALTH ASSOCIATES LLC, HIGHLAND HEALTHCARE LLC,

GATE THREE HEALTHCARE LLC, SOUTHLAND  MANAGEMENT LLC,

MANOR PARK HEALTHCARE LLC, NORTHERN OAKS HEALTHCARE, INC.,

SALADO CREEK SENIOR CARE, INC., MCALLEN COMMUNITY HEALTHCARE, INC.,

WELLINGTON HEALTHCARE, INC.

(collectively, “Borrower”)

and

GENERAL ELECTRIC CAPITAL CORPORATION

(“Lender”)

Amended as of November 19, 2007

AMENDMENT NO. 6 TO AMENDED AND

RESTATED LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 6 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is made as of this 19th day of November 2007 (the “Effective Date”), by and among THE ENSIGN GROUP, INC., a Delaware corporation, ENSIGN WHITTIER WEST LLC, a Nevada limited liability company, ENSIGN WHITTIER EAST LLC, a Nevada limited liability company, ENSIGN SANTA ROSA LLC, a Nevada limited liability company, and ENSIGN PANORAMA LLC, a Nevada limited liability company, ENSIGN SABINO LLC, a Nevada limited liability company, ENSIGN SAN DIMAS LLC, a Nevada limited liability company, ENSIGN MONTGOMERY LLC, a Nevada limited liability company, ENSIGN CLOVERDALE LLC, a Nevada limited liability company, ENSIGN PALM I LLC, a Nevada limited liability company, ENSIGN SONOMA LLC, a Nevada limited liability company, ENSIGN WILLITS LLC, a Nevada limited liability company, ENSIGN PLEASANTON LLC, a Nevada limited liability company, 24th STREET HEALTHCARE ASSOCIATES LLC, a Nevada limited liability company, GLENDALE HEALTHCARE ASSOCIATES LLC, a Nevada limited liability company, ATLANTIC MEMORIAL HEALTHCARE ASSOCIATES, INC., a Nevada corporation, and ROSE PARK HEALTHCARE ASSOCIATES, INC., a Nevada corporation, LEMON GROVE HEALTH ASSOCIATES LLC, a Nevada limited liability company, PRESIDIO HEALTH ASSOCIATES LLC, a Nevada limited liability company, BELL VILLA CARE ASSOCIATES LLC, a Nevada limited liability company, DOWNEY COMMUNITY CARE LLC, a Nevada limited liability company, COSTA VICTORIA HEALTHCARE LLC, a Nevada limited liability company, WEST ESCONDIDO HEALTHCARE LLC, a Nevada limited liability company, REDBROOK HEALTHCARE ASSOCIATES LLC, a Nevada limited liability company, HB HEALTHCARE ASSOCIATES LLC, a Nevada limited liability company, NORTH MOUNTAIN HEALTHCARE LLC, a Nevada limited liability company, PARK WAVERLY HEALTHCARE LLC, a Nevada limited liability company, SUNLAND HEALTH ASSOCIATES LLC, a Nevada limited liability company, VISTA WOODS HEALTH ASSOCIATES LLC, a Nevada limited liability company, CITY HEIGHTS HEALTH ASSOCIATES LLC, a Nevada limited liability company, CLAREMONT FOOTHILLS HEALTH ASSOCIATES LLC, a Nevada limited liability company, C STREET HEALTH ASSOCIATES LLC, a Nevada limited liability company, and VICTORIA VENTURA HEALTHCARE LLC, a Nevada limited liability company, RADIANT HILLS HEALTH ASSOCIATES LLC, a Nevada limited liability company, HIGHLAND HEALTHCARE LLC, a Nevada limited  liability company, GATE THREE HEALTHCARE LLC, a Nevada limited liability company, SOUTHLAND MANAGEMENT LLC, Nevada limited liability company, MANOR PARK HEALTHCARE LLC, a Nevada limited liability company, NORTHERN OAKS HEALTHCARE, INC., a Nevada corporation, SALADO CREEK SENIOR CARE, INC., a Nevada corporation, McALLEN COMMUNITY HEALTHCARE, INC., a Nevada corporation, WELLINGTON HEALTHCARE, INC., a Nevada corporation (collectively “Borrower”), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“Lender”).

RECITALS

A.            Pursuant to that certain Amended and Restated Loan and Security Agreement dated as of March 25, 2004 by and between Borrower and Lender (as amended, modified and restated from time to time, the “Loan Agreement”), the parties have established certain financing arrangements that allow funds to be borrowed from Lender in accordance with the terms and conditions set forth in the Loan Agreement.

B.            The parties now desire to amend the Loan Agreement in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties have agreed to the following amendments to the Loan Agreement. Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Loan Agreement.

1.             Amendment to Loan Agreement  Section 2.8(a) of the Loan Agreement is hereby amended by deleting the existing Section 2.8(a) in its entirety and by inserting in lieu thereof the following new Section 2.8(a):

“(a)         Subject to Lender’s right to cease making Revolving Credit Loans to Borrower upon or after any Event of Default, this Agreement shall be in effect until December 21, 2007, unless terminated as provided in this Section 2.8 (the “Term”).”

2.             Confirmation of Representations and Warranties. Borrower hereby (a) confirms that all of the representations and warranties set forth in Article IV of the Loan Agreement are true and correct, and (b) specifically represents and warrants to Lender that it has good and marketable title to all of its respective Collateral, free and clear of any lien or security interest in favor of any other person or entity, except as identified in Schedule 1.39 and Schedule 4.19 to the Loan Agreement, each as updated, and as otherwise permitted pursuant to the Loan Agreement.

3.             Effective Date. This Amendment shall be effective upon Lender’s receipt of this Amendment executed by a duly authorized member and/or officer of each Borrower.

4.             Fees and Expenses. Borrower shall be responsible for the payment of all costs and expenses incurred by Lender in connection with the preparation of this Amendment including any and all fees and expenses of Lender’s in-house counsel.

5.             Updated Schedules. As a condition precedent to Lender’s agreement to enter into this Amendment, and in order for this Amendment to be effective, Borrower shall revise, update and deliver to Lender all Schedules to the Loan Agreement to update all information as necessary to make the Schedules previously delivered correct. Borrower hereby represents and warrants that the information set forth on the attached Schedules is true and correct as of the date of this Amendment. The attached Schedules are hereby incorporated into the Loan Agreement as if originally set forth therein.

6.             Enforceability. This Amendment constitutes the legal, valid and binding obligation of each Borrower and is enforceable against each such Borrower in accordance with its terms.

7.             Reference to the Effect on the Loan Agreement.

 (a)          Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

 (b)          Except as specifically amended above, the Loan Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

 (c)          The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

 (d)          This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Loan Agreement.

8.             Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland.

9.             Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

10.          Counterparts. This Amendment may be executed in counterparts, and such counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, intending to be legally bound, the parties have caused this Amendment to be executed as of the date first written above.

LENDER:

GENERAL ELECTRIC CAPITAL CORPORATION
a Delaware corporation

By:	/s/ Jeffrey P. Hoffman
Name: Jeffrey P. Hoffman
Title: Duly Authorized Signatory

BORROWER:

ATTEST/WITNESS:		THE ENSIGN GROUP, INC.
a Delaware corporation

By:	/s/ Alan J. Norman	By:	/s/ Gregory K. Stapley
	Alan J. Norman	Gregory K. Stapley
	Vice President	Vice President

ENSIGN WHITTIER WEST LLC
ENSIGN WHITTIER EAST LLC
ENSIGN PANORAMA LLC
LEMON GROVE HEALTH ASSOCIATES LLC
BELL VILLA CARE ASSOCIATES LLC
DOWNEY COMMUNITY CARE LLC
COSTA VICTORIA HEALTHCARE LLC
WEST ESCONDIDO HEALTHCARE LLC
HB HEALTHCARE ASSOCIATES LLC
VISTA WOODS HEALTH ASSOCIATES LLC
CITY HEIGHTS HEALTH ASSOCIATES LLC
C STREET HEALTH ASSOCIATES LLC
VICTORIA VENTURA HEALTH CARE LLC
GATE THREE HEALTHCARE LLC
SOUTHLAND MANAGEMENT LLC
MANOR PARK HEALTHCARE LLC
each, a Nevada limited liability company

ATTEST/WITNESS:		By:	The Flagstone Group, Inc.
Its Sole Member

By:	/s/ Daniel H Walker	By:	/s/ Beverly Wittekind
	Daniel H Walker	Beverly Wittekind
Secretary

ENSIGN SANTA ROSA LLC
ENSIGN MONTGOMERY LLC
ENSIGN CLOVERDALE LLC
ENSIGN SONOMA LLC
ENSIGN WILLITS LLC
ENSIGN PLEASANTON LLC
each, a Nevada limited liability company

ATTEST/WITNESS:		By:	Northern Pioneer Healthcare, Inc.
Its Sole Member

By:	/s/ Daniel H Walker	By:	/s/ Beverly Wittekind
	Daniel H Walker	Beverly Wittekind
Secretary

ENSIGN SAN DIMAS LLC
ENSIGN PALM I LLC
REDBROOK HEALTHCARE ASSOCIATES LLC
CLAREMONT FOOTHILLS HEALTH ASSOCIATES LLC
each, a Nevada limited liability company

ATTEST/WITNESS:		By:	Touchstone Care, Inc.
Its Sole Member

By:	/s/ Daniel H Walker	By:	/s/ Beverly Wittekind
	Daniel H Walker		Beverly Wittekind
Secretary

ENSIGN SABINO LLC
24TH STREET HEALTHCARE ASSOCIATES LLC
GLENDALE HEALTHCARE ASSOCIATES LLC
PRESIDIO HEALTH ASSOCIATES LLC
NORTH MOUNTAIN HEALTHCARE LLC
PARK WAVERLY HEALTHCARE LLC
SUNLAND HEALTH ASSOCIATES LLC
RADIANT HILLS HEALTH ASSOCIATES LLC
HIGHLAND HEALTHCARE LLC
each, a Nevada limited liability company

ATTEST/WITNESS:		By:	Bandera Healthcare, Inc.
Its Sole Member

By:	/s/ Daniel H Walker	By:	/s/ Beverly Wittekind
	Daniel H Walker		Beverly Wittekind
Secretary

ATLANTIC MEMORIAL HEALTHCARE ASSOCIATES, INC.
ROSE PARK HEALTHCARE ASSOCIATES, INC.
ATTEST/WITNESS:		each, a Nevada corporation

By:	/s/ Daniel H Walker	By:	/s/ Beverly Wittekind
	Daniel H Walker		Beverly Wittekind
Secretary

NORTHERN OAKS HEALTHCARE, INC.
SALADO CREEK SENIOR CARE, INC.
MCALLEN COMMUNITY HEALTHCARE, INC.
WELLINGTON HEALTHCARE, INC.
ATTEST/WITNESS:		each, a Nevada corporation

By:	/s/ Daniel H Walker	By:	/s/ Beverly Wittekind
	Daniel H Walker		Beverly Wittekind
Secretary

LIST OF SCHEDULES

Schedule 1.39	-	Permitted Liens

Schedule 4.1	-	Subsidiaries

Schedule 4.5	-	Litigation

Schedule 4.13	-	Non-Compliance with Law

Schedule 4.14	-	Environmental Matters

Schedule 4.15	-	Places of Business with patient census

Schedule 4.16	-	Licenses

Schedule 4.17	-	Stock Ownership

Schedule 4.19	-	Borrowings and Guarantees

Schedule 4.21	-	Trade Names

Schedule 4.22	-	Joint Ventures

Schedule 7.12	-	Transactions with Affiliates